AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard, Suite 302
Roslyn, New York 11576

September 20, 2006

Luna Technologies International, Inc.
61B Fawcett Road
Coquitlam, British Columbia
Canada V3K 6V2

Ladies and Gentlemen:

AJW Partners, LLC, AJW Offshore, Ltd, AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC (the "Investors") have provided certain financing to Luna Technologies International, Inc. (the "Company"), pursuant to those certain Callable Secured Convertible Notes dated December 16, 2005, those certain Callable Secured Convertible Notes dated February 7, 2006 and those certain Callable Secured Convertible Notes dated July 20, 2006 (the "Notes"). In consideration of good and valuable consideration, receipt of which is hereby acknowledged, the Investors hereby agree that during the period commencing on the date hereof through the date which is forty –five (45) days thereafter (the "Lock –up Period"), the Investors will not convert any of the Notes into Common Stock of the Company and shall not submit a conversion notice to the Company. During the Lock-up Period, the Company shall have the right not to honor any conversion notices received from the Investors.

The Company shall have the right during the Lock-up Period to redeem the Notes in full in consideration for One Million Two Hundred ($1,200,000) Dollars (the "Redemption Amount"). As consideration for the Investors agreement hereof, the Company hereby agrees to cause to be issued to the Investors an aggregate of One Million (1,000,000) shares (the "Bonus Shares") of the Company's common stock as follows:

(i) 500,000 shares upon the execution of this Letter Agreement; and
(ii) 500,000 shares simultaneously upon payment of the Redemption Amount.

The Parties hereby agree that if the Company shall fail to pay the Redemption Amount within the Lock-up Period, the terms of the Notes shall continue in effect and the Investors shall have the right to enforce the terms thereof.

The Parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Letter Agreement.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

By: [signature]
Kimberly Landry

AJW PARTNERS, LLC
By: SMS GROUP, LLC

____
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,

____
Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

____
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

____
Corey S. Ribotsky, Manager

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

By: ______________________________
Kimberly Landry

AJW PARTNERS, LLC
By: SMS GROUP, LLC

____
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,

____
Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

____
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

____
Corey S. Ribotsky, Manager